                                                               EXHIBIT 10.1

                     NETGRAVITY ADSERVER LICENSE AGREEMENT

     This Agreement is made and entered into as of this 28th day of August, 1998 ("Effective Date") by and between NetGravity, Inc., a Delaware corporation, having its principal place of business at 1700 S. Amphlett Blvd., Suite 350, San Mateo, CA 94402 ("NetGravity") and the entity at the location listed on Exhibit A hereto ("Licensee").

                                   RECITALS

A. NetGravity is the owner of proprietary Internet web site advertising sales and management software products.

B. Licensee wishes to obtain a license to use such software on the terms and conditions of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the parties hereby agree as follows:

1.   DEFINITIONS

     The following terms shall have the following meanings:

1.1 "SOFTWARE" means the proprietary Internet web site advertising sales and management software program developed by NetGravity known as AdServer which is comprised of the Program Components, in object code form only, and any updates and upgrades as may be issued to Licensee by NetGravity after the Effective Date.

1.2 "PROGRAM COMPONENT(S)" means the AdManager component, AdServer component, the AdClient component, the AdConsole component, and the AdInsight Server as further described on Exhibit A.

1.3  "SITE(S)" means Licensee's site or sites on the World Wide Web.

2.   GRANT OF RIGHTS

2.1 GRANT OF LICENSE. Subject to the terms and conditions of this Agreement, NetGravity hereby grants to Licensee a perpetual, worldwide, nonexclusive, nontransferable (except in accordance with Section 12.1) license, to install and use the number of copies of each Program Component of the Software licensed as indicated on Exhibit A internally to manage advertising on the Site(s). Licensee may make backup copies of the Software for archival or disaster recovery purposes.

2.2 RESTRICTIONS. The license granted herein is granted solely to the person or entity set forth on Exhibit A, and not, by implication or otherwise, to any parent, subsidiary or affiliate of such person or entity. No right is granted hereunder to use the Software to perform advertising management services for third parties (so-called "service bureau" uses). All rights not expressly granted hereunder are reserved to NetGravity. Licensee may not copy, distribute, reproduce, use or allow access to the Software except as explicitly permitted under this Agreement, and Licensee will not modify, adapt, translate, prepare derivative works from, decompile, reverse engineer, disassemble or otherwise attempt to derive source code from the Software or any internal data files generated by the Software. Licensee shall not remove, obscure, or alter NetGravity's copyright notice, trademarks, or other proprietary rights notices affixed to or contained within the Software.

2.3 OWNERSHIP. NetGravity owns and shall retain all right, title, and interest in and to the Software, including all copyrights, patents, trade secret rights, trademarks and other intellectual property rights therein. Licensee shall provide NetGravity with access to Licensee's facilities, at reasonable times and upon reasonable notice, to verify Licensee's compliance with the terms of this Agreement.

3.   DELIVERY OF THE SOFTWARE

3.1 DELIVERY. As soon as practicable following the Effective Date, NetGravity shall deliver the Software electronically or by other means mutually agreed upon to Licensee at the location(s) set forth on Exhibit A.

3.2 INSTALLATION AND TRAINING. As soon as practicable following the delivery of the Software, NetGravity will provide reasonable assistance to Licensee by telephone and e-mail in installing the Software. At Licensee's request, on-site installation assistance and training may be provided at NetGravity's standard rates, plus reasonable travel expenses.

4.   FEES

4.1 LICENSE FEE. In consideration for the rights granted hereunder, Licensee shall pay NetGravity license fees in the amounts and on the payment terms set forth on Exhibit A.

4.2 TAXES. Licensee shall be responsible for all sales taxes, use taxes and any other similar taxes im posed by any federal, state or local governmental entity on the transactions contemplated by this Agreement, excluding U.S. taxes based upon NetGravity's income. When NetGravity has the legal obligation to pay or collect such taxes, the appropriate amount shall be invoiced to and paid by Licensee unless Licensee provides NetGravity with a valid tax exemption certificate authorized by the appropriate taxing authority.

4.3 U.S. DOLLARS. All fees quoted and payments made hereunder shall be in U.S. Dollars.

                     NETGRAVITY ADSERVER LICENSE AGREEMENT

5.   NETGRAVITY SUPPORT

At Licensee's request, NetGravity will offer maintenance and technical support with respect to the Software under its then current standard Software Maintenance Subscription and Support Agreement, a copy of which is attached as Exhibit B.

6.   WARRANTY AND DISCLAIMER

NetGravity warrants that for a period of forty-five (45) days following the delivery of the Software: (i) the Software shall operate substantially in accordance with the then current documentation for such Software and (ii) the media on which the Software is furnished shall be free from defects in materials and faulty workmanship under normal use. NetGravity does not warrant that the Software will meet all of Licensee's requirements or that the use of the Software will be uninterrupted or error-free. NetGravity's sole obligation under this warranty is to use reasonable efforts to correct any non-conforming Software. Except as expressly provided herein, NETGRAVITY LICENSES THE SOFTWARE TO LICENSEE ON AN "AS IS" BASIS. NETGRAVITY MAKES NO OTHER WARRANTY OR CONDITION OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OR CONDITIONS OF SATISFACTORY QUALITY, MERCHANTABILITY, FITNESS FOR A
PARTICULAR PURPOSE, AND NONINFRINGEMENT.

7.   INDEMNIFICATION

7.1 BY NETGRAVITY. NetGravity shall indemnify, defend and hold harmless Licensee from any and all damages, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by Licensee as a result of any claim that the Software, when used within the scope of this Agreement, infringes any copyright, trademark, or trade secret of any third party; provided that Licensee promptly notifies NetGravity in writing of any such claim and promptly tenders the control of the defense and settlement of any such claim to NetGravity at NetGravity's expense and with NetGravity's choice of counsel. Licensee shall cooperate with NetGravity, at NetGravity's expense, in defending or settling such claim and Licensee may join in defense with counsel of its choice at its own expense. If the Software is, or in the opinion of NetGravity may become, the subject of any claim for infringement or if it is adjudicatively determined that the Software infringes then NetGravity may, at its option and expense, either (i) procure for Licensee the right from such third party to use the Software or (ii) replace or modify the Software with other suitable and reasonably equivalent products so that the Software become noninfringing or (iii) if (i) and (ii) are not practicable, terminate this Agreement.

7.2 EXCLUSIONS. NetGravity shall have no liability for any infringement arising from (i) the use of other than the then-current, commercially available version of the Software; (ii) the use of the Software other than as set forth in its accompanying documentation; (iii) the modification of the Software unless such modification was made or authorized by NetGravity, when such infringement would not have occurred but for such modification; or (iv) the combination or use of the Software with other software, hardware or other products not approved by NetGravity in advance if such infringement would have been avoided by the use of the Software not in such combination. THIS
SECTION 7 STATES NETGRAVITY'S ENTIRE OBLIGATION WITH RESPECT TO ANY CLAIM REGARDING THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY.

7.3 BY LICENSEE. Licensee shall indemnify, hold harmless and defend NetGravity from and against any and all claims, liabilities, damages and expenses (including reasonable attorneys' fees) incurred by NetGravity as a result of any breach by Licensee of this Agreement; provided that NetGravity promptly notifies Licensee in writing of any such claim and promptly tenders to Licensee the control and defense and settlement of such claim at Licensee's expense and with Licensee's choice of counsel. NetGravity shall cooperate with Licensee, at Licensee's expense, in defending or settling such claim and NetGravity may join in defense with counsel of its choice at its own expense.

8.   LIMITATION OF LIABILITY

IN NO EVENT WILL NETGRAVITY'S LIABILITY ARISING OUT OF THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE SOFTWARE EXCEED THE SUM OF THE LICENSE FEES ACTUALLY PAID BY LICENSEE HEREUNDER. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY TO THE OTHER PARTY FOR ANY LOST PROFITS OR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT APPLY TO ANY BREACH BY LICENSEE OF THE LICENSE RESTRICTIONS OR ITS CONFIDENTIALITY OBLIGATIONS. THE PARTIES AGREE THAT THIS SECTION 8 REPRESENTS A REASONABLE ALLOCATION OF RISK.

                     NETGRAVITY ADSERVER LICENSE AGREEMENT

9.   CONFIDENTIALITY

9.1 DEFINITION. The term "Confidential Information" shall mean any information disclosed by one party to the other party in connection with this Agreement which is disclosed in writing, orally or by inspection and is identified as "Confidential" or "Proprietary" or which a party has reason to believe is treated as confidential by the other party. Any information, in whatever form, disclosed by NetGravity that relates to the Software and that is not publicly known is "Confidential Information."

9.2 OBLIGATION. Each party shall treat as confidential all Confidential Information received from the other party, shall not use such Confidential Information except as expressly permitted under this Agreement, and shall not disclose such Confidential Information to any third party without the other party's prior written consent. Each party shall take reasonable measure to prevent the disclosure and unauthorized use of Confidential Information of the other party.

9.3 EXCEPTIONS. Notwithstanding the above, the restrictions of this Section shall not apply to information that:

     a) was independently developed by the receiving party without any use of the Confidential Information of the other party and by employees or other agents of (or independent contractors hired by) the receiving party who have not been exposed to the Confidential Information;

     b) becomes known to the receiving party, without restriction, from a third party without breach of this Agreement and who had a right to disclose it;

     c) was in the public domain at the time it was disclosed or becomes in the public domain through no act or omission of the receiving party;

     d) was rightfully known to the receiving party, without restriction, at the time of disclosure; or

     e) is disclosed pursuant to the order or requirement of a court, administrative agency, or other governmental body; provided, however, that the receiving party shall provide prompt notice thereof to the other party and shall use its reasonable best efforts to obtain a protective order or otherwise prevent public disclosure of such information.

10.  TERM AND TERMINATION

10.1 TERM. The term of this Agreement shall commence on the Effective Date and shall continue in force until terminated as follows:

     a) If Licensee fails to make any payment due within thirty (30) days after receiving written notice from NetGravity that such payment is delinquent, NetGravity may terminate this Agreement on written notice to Licensee at any time following the end of such thirty (30) day period.

     b) If either party materially breaches any term or condition of this Agreement and fails to cure that breach within thirty (30) days after receiving written notice of the breach, the nonbreaching party may terminate this Agreement on written notice at any time following the end of such thirty
(30) day period.

     c) This Agreement shall terminate immediately upon notice in the event Licensee becomes insolvent (i.e., becomes unable to pay its debts in the ordinary course of business as they come due) or makes an assignment of this Agreement for the benefit of creditors.

10.2 SURVIVAL. The following sections shall survive the termination, for any reason, of this Agreement: 4, 6, 7, 8, 9, 10, and 12.

10.3 REMEDIES. Licensee acknowledges that its breach of Section 2.2 or 9 would cause irreparable harm to NetGravity, the extent of which would be difficult to ascertain. Accordingly, Licensee agrees that, in addition to any other remedies to which NetGravity may be legally entitled, NetGravity shall have the right to obtain immediate injunctive relief in the event of a breach of such sections by Licensee or any of its officers, employees, consultants or other agents.

11.  EXPORT REGULATIONS

Without affecting the scope of the license granted herein, in the event Licensee is permitted to transfer the Software to any location outside the United States under this Agreement, Licensee hereby agrees it will comply with all applicable United States export laws and regulations.

12.  MISCELLANEOUS.

12.1 ASSIGNMENT. Licensee may not assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the prior express written consent of NetGravity. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns.

12.2 WAIVER AND AMENDMENT. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party to be charged. No failure or delay by either party in exercising any right, power, or remedy under this Agreement, except as

                     NETGRAVITY ADSERVER LICENSE AGREEMENT

specifically provided herein, shall operate as a waiver of any such right, power or remedy.

12.3 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by the laws of the State of California, USA, excluding conflict of laws provisions and excluding the 1980 United Nations Convention on Contracts for the
International Sale of Goods.  Any disputes arising out of this Agreement shall be resolved by binding arbitration in Santa Clara County California in
accordance with the rules of the American Arbitration Association.   The
arbitrator shall have the power to grant injunctive relief.

12.4 NOTICES. All notices, demands or consents required or permitted under this Agreement shall be in writing. Notice shall be considered effective on the earlier of actual receipt or (a) the day following transmission if sent by facsimile followed by written confirmation by registered overnight carrier or certified United States mail; or (b) one (1) day after posting when sent by registered private overnight carrier (e.g., DHL, Federal Express, etc.); or (c) five (5) days after posting when sent by certified United States mail. Notice shall be sent to the NetGravity at the addresses set forth on the first page of this Agreement and to Licensee at the address set forth on Exhibit A, or at such other address as shall be given by either party to the
other in writing.   Notices to NetGravity shall be addressed to the attention
of Contracts Administrator.

12.5 INDEPENDENT CONTRACTORS. The parties are independent contractors. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

12.6 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

12.7 COMPLETE UNDERSTANDING. This Agreement, including all Exhibits attached hereto, constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement.

12.8 FORCE MAJEURE. Except for Licensee's obligations to pay NetGravity hereunder, neither party shall be liable to the other party for any failure or delay in performance caused by reasons beyond its reasonable control.

12.9 PURCHASE ORDERS. This Agreement shall control Licensee's use of the Software. All different or additional terms or conditions in any Licensee purchase order or similar document shall be null and void.

12.10 EXECUTION. The parties have shown their acceptance of this Agreement by causing it to be executed below by their duly authorized representatives. This agreement may be executed in counterparts which together shall constitute one agreement, and each party agrees that a copy of a counterpart executed by it and sent to the other by any method including without limitation facsimile shall constitute acceptance of this Agreement.

                                  NETGRAVITY

                                  By: /s/ Chris J. Krook
                                      ------------------------------------
                                  Name: /s/ Chris J. Krook
                                        ----------------------------------
                                  Title: Corporate Controller
                                         ---------------------------------


                                  "LICENSEE"

                                  By: /s/ Ronald T. Burr
                                      ------------------------------------
                                  Name: Ronald T. Burr
                                        ----------------------------------
                                  Title: CEO
                                         ---------------------------------

                                   EXHIBIT A

    LICENSEE:     NetZero
                  P.O Box 5365
                  Glendale, CA 91221

    Attention: [License Administrator]:  Ronald Burr 818-673-4900

    ADSERVER SOFTWARE LICENSED COMPONENTS:

    PROGRAM COMPONENTS DESCRIPTION:

    The Admanager component contains the user interface and management database. The Adserver is a server application responsible for delivering advertisements. The AdClient component is the technology that integrates with web server software to receive ads from the ad server. The AdConsole component serves as a report publishing platform to advertisers and agencies.


          PROGRAM COMPONENT                LICENSED NUMBER OF COPIES
          -----------------                -------------------------
              AdManager                              [***]
              AdServer                               [***]
              AdClient                               [***]
              AdConsole                              [***]
           AdInsight Server                          [***]


* Licensee shall have the right to copy the right to copy the AdServer for AdInsight (reporting) purposes. This additional copy of AdServer shall not be used for additional adserving capability.

SureStart Deployment Package:

    [***]

TOTAL PACKAGE PRICE:  [***]

CONSULTING:  [***]

FEES DUE:    [***]

PAYMENT TERMS:

     Payment is due [***] from the [***]

--------------
[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B

DATE OF THIS AGREEMENT: AUGUST 28, 1998

                 SOFTWARE SUBSCRIPTION AND SUPPORT AGREEMENT

                                    BETWEEN

                                NETGRAVITY, INC.

                                      AND

                                    NETZERO

    NetGravity, Inc. ("NetGravity") has granted Licensee a license to certain software in accordance with a license agreement dated August 28, 1998 (the "License Agreement"). Licensee wishes to obtain maintenance and support of such software pursuant to this Agreement.

                                   SECTION 1
                                  DEFINITIONS

1.1 "Product(s)" means the software programs licensed to Licensee pursuant to the License Agreement together with any Updates furnished by NetGravity to Licensee under this Agreement.

1.2 "Updates" means a software Product release containing error corrections and minor enhancements, in object code form, which is made commercially available by NetGravity and generally indicated by a change in the revision number in the tenths or hundredths digit to the right of the decimal point (e.g., a change from version x.xx to x.xy or x.yx) and any corrections and updates to the associated documentation.

1.3 "Upgrades" means a software Product release containing significant functional enhancements and feature additions of the Software, in object code form, which is made commercially available by NetGravity and generally indicated by a change in the revision number to the left of the decimal point (i.e., 4.00).

                                   SECTION 2
                                TECHNICAL SUPPORT

2.1 SUPPORT. NetGravity will provide Licensee with technical support ("Support") during the hours indicated on the attached Schedule 1. Support will be provided by at least one of the following methods: telephone, email, World Wide Web, or fax. NetGravity, at its sole discretion, will choose which method(s) it uses to provide support to Licensee. Support will include:

       a) assistance related to questions on the installation and operational use of the Product(s);

       b) assistance in identifying and verifying the causes of suspected errors in the Products(s); and

       c) providing workarounds for identified Product errors or malfunctions, where reasonably available to NetGravity.

Licensee will designate the number of persons set forth in Schedule 1 to act as support liaisons to utilize the support and will ensure that such person will be properly trained in the operation and usage of the Products. Upon request, Licensee will allow the use of on-line diagnostics of the Products during error diagnosis.

2.2 ERROR CORRECTIONS. During the term of this Agreement, NetGravity shall use its reasonable efforts to correct any reproducible error in the Product with a level of effort commensurate with the severity of the error. NetGravity shall have no obligation to correct all errors in the Product. Upon identification of any error, Licensee shall notify NetGravity of such error and shall provide NetGravity with enough information to reproduce the error.

2.3 ERROR CORRECTIONS. NetGravity shall not be responsible for correcting any errors not reproducible by NetGravity on the unmodified Product or errors caused by: (i) Licensee's failure to implement all Updates issued under this Agreement; (ii) changes to the operating system or environment which adversely affect the Product;(iii) any alterations of or additions to the Product made by parties other than NetGravity; (iv) use of the Product in a manner for which it was not designed; (v) interconnection of the Product with other software products not supplied by NetGravity; or (vi) use of the Product on an unsupported platform. NetGravity shall only be obligated to support the then current production version of the Product and the immediately prior release for a period of three (3) months after such release. Support for any earlier versions or for errors not covered under this Agreement may be obtained at NetGravity's then current rates.

2.4 ON-SITE TRAINING AND SUPPORT. Upon request, and provided that Licensee is current with fees due under this Agreement, NetGravity will provide training for Licensee's administrators and trainers and/or direct support at Licensee's site at NetGravity's then applicable standard training rates and charges.

                                   SECTION 3
                           MAINTENANCE SUBSCRIPTION

NetGravity will provide each Update and Upgrade to Licensee within a reasonable time after publication ("Subscription"). Licensee may acquire additional copies of the documentation at NetGravity's then current standard rates.

                                   SECTION 4
                                     FEES

4.1 SUPPORT AND SUBSCRIPTION FEES. For NetGravity technical Support services covered by Section 2 of this Agreement, Licensee agrees to pay NetGravity the annual technical Support fee in the amount set forth in
Schedule 1 for the first year following the Date of this Agreement. Licensee shall pay the annual fees each year at the beginning of each renewal term of this Agreement. For NetGravity Subscription Service provided under Section 3 of this Agreement, Licensee shall pay the annual Subscription fee set forth in Schedule 1 beginning one year from the Date of this Agreement. Licensee shall pay the annual fees at the beginning of each renewal term of this Agreement. NetGravity reserves the right to change the annual fees from time to time effective at the commencement of the next annual period by giving Licensee at least sixty (60) days' prior written notice of such change. NetGravity reserves the right to charge Licensee a reinstatement fee to resume services if Licensee has not continuously maintained this Agreement in effect. Annual fees on any additional units licensed beyond the initial purchase will be prorated and billed at the time of the applicable license grant.

4.2 PAYMENT. Any amount payable to NetGravity under this Agreement will be due and payable within [***] after Licensee's receipt of NetGravity's invoice. All monetary amounts are specified and shall be paid in the lawful currency of the United States of America. Licensee shall pay all amounts due under this Agreement to NetGravity at the address indicated at the beginning of this Agreement or such other location as NetGravity designated in writing. Any amount not paid when due will bear interest at the rate of [***] or the maximum rate permitted by applicable usury law, which is less, determined and compounded on a daily basis from the date due until the date paid.

4.3 TAXES. Unless otherwise specified, the fees, charges and other amounts specified in this Agreement

--------------

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

do not include any sales, use, excise or other applicable taxes. Licensee will pay or reimburse NetGravity for any and all such taxes (excluding any applicable federal and state taxes based on NetGravity's income).

                                   SECTION 5
                                  TERMINATION

5.1 TERM. The term of this Agreement shall be one year and shall automatically renew unless Licensee notifies NetGravity of its intention not to renew at least 60 days prior to the renewal date or unless terminated pursuant to paragraph 5.2.

5.2 TERMINATION FOR DEFAULT. If either party defaults in the performance of or compliance with any of its material obligations under this Agreement, and such default has not been remedied or cured within thirty (30) days after written notice specifying the default or, if the nature of the default is such that more than (30) days are required for the cure thereof, the defaulting party fails to commence its efforts to cure such breach or default within such thirty (30) days and to diligently prosecute the same to completion thereafter, the non-defaulting party may terminate this Agreement in addition to its other rights and remedies under law.

5.3 SURVIVAL. Sections 4.2, 4.3, 5, 6 and 7 shall survive the termination of this Agreement.

                                   SECTION 6
                             LIMITATIONS OF LIABILITY

       LIMITATION. NETGRAVITY'S LIABILITY (WHETHER IN CONTRACT, WARRANTY, TORT OR OTHERWISE; AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE,
REPRESENTATION, STRICT LIABILITY OR PRODUCT LIABILITY OF NETGRAVITY) UNDER THIS AGREEMENT WITH REGARD TO ANY PRODUCT, DOCUMENTATION, SERVICES OR OTHER ITEMS SUBJECT TO THIS AGREEMENT SHALL IN NO EVENT EXCEED THE TOTAL COMPENSATION PAID BY LICENSEE TO NETGRAVITY UNDER THIS AGREEMENT. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT OR SPECIAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF OR RELATING TO THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                  SECTION 7
                                MISCELLANEOUS

7.1 ASSIGNMENT. Licensee may not assign any of its rights or delegate any of its obligations under this Agreement, whether by operation of law or otherwise, without the prior express written consent of NetGravity. Subject to the foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns.

7.2 WAIVER AND AMENDMENT. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the party to be charged. No failure or delay by either party in exercising any right, power, or remedy under this Agreement, except as specifically provided herein, shall operate as a waiver of any such right, power or remedy.

7.3 GOVERNING LAW; ARBITRATION. This Agreement shall be governed by the laws of the State of California, USA, excluding conflict of laws provisions and excluding the 1980 United Nations Convention on Contracts for the International Sale of Goods. Any disputes arising out of this Agreement shall be resolved by binding arbitration in Santa Clara County California in
accordance with the rules of the American Arbitration Association.   The
arbitrator shall have the power to grant injunctive relief.

7.4 NOTICES. All notices, demands or consents required or permitted under this Agreement shall be in writing. Notice shall be considered effective on the earlier of actual receipt or (a) the day following transmission if sent by facsimile followed by written confirmation by registered overnight carrier or certified United States mail; or (b) one (1) day after posting when sent by registered private overnight carrier (e.g., DHL, Federal Express, etc.); or (c) five (5) days after posting when sent by certified United States mail. Notice shall be sent to the parties at the addresses set forth on the first page of this Agreement or at such other address as shall be given by either
party to the other in writing.   Notices to NetGravity shall be addressed to
the attention of Contracts Administrator.

7.5 INDEPENDENT CONTRACTORS. The parties are independent contractors. Neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither shall have any right, power or authority to create any obligation or responsibility on behalf of the other.

7.6 SEVERABILITY. If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law, such provision shall be changed and interpreted so as to best accomplish the objectives of the original provision to the fullest extent allowed by law and the remaining provisions of this Agreement shall remain in full force and effect.

7.7 COMPLETE UNDERSTANDING. This Agreement, including all Exhibits attached hereto, constitutes the final, complete and exclusive agreement between the parties with respect to the subject matter hereof, and supersedes any prior or contemporaneous agreement.

7.8 EXCUSED PERFORMANCE. Neither party will be liable for, or be considered to be in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement (other than monetary obligations) as a result of an event of force majeure or any cause or condition beyond such party's reasonable control.

                                  NETGRAVITY

                                  Signature: /s/ Chris J. Krook
                                             -------------------------------
                                  Printed Name: /s/ Chris J. Krook
                                                ----------------------------
                                  Title: Corporate Controller
                                         -----------------------------------
                                  Date Signed: 8/28/98
                                               -----------------------------


                                  Licensee:

                                  Signature: /s/ Ronald T. Burr
                                             -------------------------------
                                  Printed Name: Ronald T. Burr
                                                ----------------------------
                                  Title: CEO
                                         -----------------------------------
                                  Date Signed: 8/28/98
                                               -----------------------------

                                  SCHEDULE 1

SUPPORT HOURS:  AdService 24 (24 hours a day -- 7 days a week)

SUPPORT CONTACTS: Please List 3:

FEES:


PRODUCTS              LICENSE DATE          ANNUAL SUPPORT FEE       ANNUAL SUBSCRIPTION FEE
--------              ------------          ------------------       -----------------------
AdManager
AdServer              August ___, 1998             [***]                      [***]
AdClient
AdConsole
AdInsight

Fees are payable [***].



--------------

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                              Date:      June-29-1999
[LOGO]                                        Customer:  NetZero

                               ORDER FORM
-------------------------------------------------------------------------------
ADVERTISING VOLUME*: NETZERO'S NEEDS
-------------------------------------------------------------------------------

According to [***], NetZero is currently getting [***] per AdServer at peak

According to [***] number of [***], NetZero will require a total of [***] to manage peak loads.

This number does not include any failover servers-
NetGravity recommends another [***] serving capacity or [***]

NetZero is currently licensed for [***], thus would require an additional
[***]

*All AdServer volume figures discussed in this document are for reference only. They are based upon NetZero's own experience, warranty, express or implied.

-------------------------------------------------------------------------------
EXISTING LICENSES: RENEWALS
-------------------------------------------------------------------------------

Current Licensing with upcoming renewal August 31, 1999

Item     QTY      List Each    Total List License      Support     Subscription
                                                       [***]          [***]
-------------------------------------------------------------------------------
[***]    [***]      [***]             [***]             [***]          [***]
[***]    [***]      [***]             [***]             [***]          [***]
[***]    [***]      [***]             [***]             [***]          [***]
-------------------------------------------------------------------------------
                                      [***]             [***]          [***]

Renewal Due (8/31/99)                    [***]
[***]                                    [***]
-----------------------                -------
Total Renewal of Exisiting Licenses      [***]

*The [***] represents support fees already paid by NetZero thru 8/31

-------------------------------------------------------------------------------
NEW PURCHASES: ADDITIONAL ADSERVERS & CONSULTING
-------------------------------------------------------------------------------

To buy the needed additional [***]

-------------------------------------------------------------------------------
        List    Total List   NetZero        Net
QTY     Each     License     Discount     License $     Support     Subscription
                                                         [***]         [***]
[***]   [***]     [***]        [***]        [***]        [***]         [***]
-------------------------------------------------------------------------------

New Licenses      Current Year              [***]
                  Year 2 Total              [***]
                                            -----
                                            [***]

* Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                                                     --------------------------
Plus,                                     -------  --Renewals from above rolled
Renewal of Existing Renewal Due 8/31/99    [***]     into purchase of new
(see above)         Year 2 Total           [***]     licenses, synching up the
                                            -        renewal dates of all
                                                     NewZero licenses.
       ------------------------------------------    --------------------------
       TOTALS        Year 1 Total          [***]
                     Year 2 Total          [***]
                                          -------
                                           [***]
       --------------------------------
                         80
-------------------------------------------------------------------------------
                                    [***]
-------------------------------------------------------------------------------
     [***]             [***]           [***]           [***]          [***]
     [***]             [***]           [***]           [***]          [***]
-------------------------------------------------------------------------------
[***]

-------------------------------------------------------------------------------
          Grand Total         Licenses, Renewals & Support 2 years    [***]
                              [***]                                   [***]
                                                                      ---------
                                          Grand Total [***]           [***]
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CONDITIONS
-------------------------------------------------------------------------------


see attached word document

Authorized Licensee Signature:                  Title:                Date:

                                              Senior V.P.
/s/ Frederic A. Randall, Jr.                & General Counsel        6/29/99
--------------------------------            -----------------        -------

Authorized NetGravity Signature:                Title:                Date:

/s/ Stephen E. Recht                            CFO
--------------------------------            -----------------        -------

* Confidential treatment has been requested for the bracketed portions.
The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

1. Software purchased under this Order Form shall be governed by the terms and conditions of the NetGravity AdServer License Agreement dated August 28, 1998 (the "License Agreement") and NetGravity Software Subscription and Support Agreements (the "Support Agreement") entered into by NetGravity and NetZero, dated August 31, 1998 (collectively, the "Existing Agreements"). The Existing Agreements are hereby amended to incorporate the terms of this Order Form. [***]. So long as Licensee is not in breach hereunder, Licensee shall have an option by delivery of written notice to extend the License Agreement, as amended hereunder, for an additional two year term on the terms set forth herein, provided that [***]

2. Notwithstanding anything to the contrary in Section 5.1 of the Support Agreement referenced herein, the term of this purchase shall be two years.

3. Because this quotation represents a two year obligation on the part of Licensee and Licensee is paying for both years under [***], in the event that Licensee purchases additional copies of the AdManager AdServer, and AdClient component(s) during the two years from the date of this quotation, Licensee shall receive [***] when the software is ordered. In addition, [***]

4. During the two year term of this Order Form, Licensee shall have the right to purchase an additional 100 days of consulting at [***]. Additionally, NetGravity shall use its commercially reasonable efforts to develop custom software programs requested by Licensee. In the event NetGravity is not able to develop a custom software program requested by Licensee using commercially efforts, NetGravity agrees to provide Licensee with such technical information as Licensee may reasonably request to enable Licensee to develop such custom programs on its own, it being understood that Licensee shall be required to keep such information confidential and shall only be entitled to use such information in conjunction with the products purchased hereunder.

5. The Support Subscription Agreement entered into by the parties on August 31, 1998 is hereby amended to include the attached Exhibit's C and D.

6. The parties agree that in the event that NetGravity provides consulting services pursuant to this Order Form, the parties shall, on a case by case basis, decide upon intellectual property ownership produced by said consulting services. In particular, if specific programs are proposed, designed and paid for by Licensee, then appropriate restrictions shall be placed on NetGravity;s ability to use the same to benefit Licensee's competitors.

7. The parties agree to amend the Assignment sections of the above mentioned AdServer License Agreement and the Support Subscription Agreement by replacing the existing language with the following:

       This Agreement is not assignable by Customer without the prior written consent of NetGravity; provided however, this entire Agreement may be assigned without NetGravity's consent to an affiliate controlled by or under common control with Licensee or to any successor by merger or acquisition of all or substantially all of Licensee's assets, provided that such assignee is bound by law or written agreements to all of the obligations of the assigning party under this Agreement. Subject to the 1foregoing, this Agreement will bind and inure to the benefit of the parties, their respective successors and permitted assigns. If such aquiror is [***], then Licensee shall have no further rights to any custom development and the support obligations under the Existing Agreements shall terminate six months after the effective date of such acquisition and such competitor shall not be entitled to source code under the escrow provisions herein.

[***] Confidential treatment has been requested for the bracketed portions.
      The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

8. NetGravity agrees to enter into within 15 days of the date hereof a Source Code Escrow Agreement in the form of the Preferred Escrow Agreement attached hereto as Exhibit E and will place into escrow the source code, design, documentation, information and instructions on the building/compiling of the source code, and such other materials as may reasonably necessary for Licensee to utilize such escrow materials for support of the Software. The conditions for release of the source code shall be, in addition to those set forth therein, limited to (i) NetGravity's material breach of its warranty obligations and support obligations under the Existing Agreement which remains uncured for 30 days (or 10 days with respect to Priority 1 or Priority 2 errors as defined in the attached Exhibit C) from notice to cure or if not capable of being cured within such time NetGravity fails to use its best efforts to effect such cure.

9. In the event of release of source code from the escrow, Licensee shall have the right to use the escrowed materials to perform support services and to make modifications to the Licensed Software for internal use consistent with the license granted in the License Agreement. The escrow license shall be perpetual or until such time as NetGravity has cured the breach which gave rise to the release from escrow. Licensee shall be responsible for a associated escrow fees after the first year, the first year of which shall be borne by NetGravity.

10. The parties agree to amend the Indemnity section of the above referenced NetGravity AdServer License Agreement by adding the following to the end of Section 7.1:

       If NetGravity terminates under subsection (iii) within the first four
       (4) years from the Effective Date, NetGravity will refund a pro-rata portion of the license fees (the refundable amount being determined by the total license fees reduced reduced each month by 1/48th of the total). If NetGravity terminates under subsection (iii) at any time after the Effective Date, NetGravity will refund any prepaid subscription and support fees applicable to the remaining period for which the services will be terminated.